UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Managed Municipal Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.04%, 1.84%, 1.81% and 0.78% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and during the 3-year and Life of Class periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Managed Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	2.45%	2.65%	4.19%	4.30%	4.92%
Class B	2.07%	1.90%	3.37%	3.51%	4.11%
Class C	2.07%	1.90%	3.41%	3.50%	4.10%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	5.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/07
DWS Managed Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	2.58%	2.93%	4.43%	4.56%	4.29%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	4.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 9.00	$ 9.00	$ 9.00	$ 9.00
5/31/07	$ 8.99	$ 8.99	$ 8.99	$ 8.99
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .20	$ .16	$ .16	$ .21
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01
November Income Dividend	$ .0330	$ .0275	$ .0275	$ .0349
SEC 30-day Yield++ as of 11/30/07	3.48%	2.89%	2.89%	3.89%
Tax Equivalent Yield++ as of 11/30/07	5.35%	4.45%	4.45%	5.98%
Current Annualized Distribution Rate++ as of 11/30/07	4.47%	3.73%	3.73%	4.73%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.46%, 2.76% and 2.86% for Classes A, B and C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.45%, 3.60% and 3.70% for Classes A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — General Municipal Debt Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	25	of	237	11
3-Year	27	of	220	12
5-Year	73	of	211	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,803	$10,801	$11,786	$15,433
	Average annual total return	-1.97%	2.60%	3.34%	4.43%
Class B	Growth of $10,000	$9,895	$10,849	$11,782	$14,960
	Average annual total return	-1.05%	2.75%	3.33%	4.11%
Class C	Growth of $10,000	$10,190	$11,057	$11,877	$14,939
	Average annual total return	1.90%	3.41%	3.50%	4.10%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,271	$11,323	$12,568	$16,759
	Average annual total return	2.71%	4.23%	4.68%	5.30%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Managed Municipal Bond Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,029,300	$1,138,900	$1,249,700	$1,248,400
	Average annual total return	2.93%	4.43%	4.56%	4.29%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,027,100	$1,132,300	$1,256,800	$1,257,800
	Average annual total return	2.71%	4.23%	4.68%	4.47%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 0.82% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 11/30/07
DWS Managed Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	2.57%	2.88%	4.43%	4.55%	5.15%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	5.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/07	$ 9.01
5/31/07	$ 9.00
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .21
Capital Gain Distributions	$ .01
November Income Dividend	$ .0346
SEC 30-day Yield++ as of 11/30/07	3.85%
Tax Equivalent Yield++ as of 11/30/07	5.92%
Current Annualized Distribution Rate++ as of 11/30/07	4.69%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.81% had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.65% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — General Municipal Debt Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	18	of	237	8
3-Year	13	of	220	6
5-Year	44	of	211	19
10-Year	9	of	141	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Managed Municipal Bond Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,288	$11,390	$12,492	$16,521
	Average annual total return	2.88%	4.43%	4.55%	5.15%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,271	$11,323	$12,568	$16,759
	Average annual total return	2.71%	4.23%	4.68%	5.30%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,024.50	$ 1,020.70	$ 1,020.70	$ 1,025.70	$ 1,025.80
Expenses Paid per $1,000**	$ 5.47	$ 9.24	$ 9.30	$ 4.36	$ 4.25
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,019.60	$ 1,015.85	$ 1,015.80	$ 1,020.70	$ 1,020.80
Expenses Paid per $1,000**	$ 5.45	$ 9.22	$ 9.27	$ 4.34	$ 4.24
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	1.08%	1.83%	1.84%	.86%	.84%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,024.50	$ 1,020.70	$ 1,020.70	$ 1,025.70	$ 1,025.80
Expenses Paid per $1,000**	$ 3.69	$ 7.48	$ 7.53	$ 2.58	$ 2.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,021.41	$ 1,017.65	$ 1,017.60	$ 1,022.51	$ 1,022.66
Expenses Paid per $1,000**	$ 3.69	$ 7.47	$ 7.52	$ 2.58	$ 2.48
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.73%	1.48%	1.49%	.51%	.49%
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon, Ashton P. Goodfield and Eleanor R. Lynch serve as co-lead portfolio managers of DWS Managed Municipal Bond Fund. Matthew J. Caggiano is also a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2007?

A: Municipal bonds delivered positive results over the six months, although returns lagged those of the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 2.40% for the six months ended November 30, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 5.32% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) lowered short-term rates twice during the period, in September and October, for a total reduction of 75 basis points (one basis point equals 0.01%). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 4.50% at the end of November 2007. Municipal yields declined on the short and intermediate parts of the yield curve, while rising slightly on the long end.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was generally heavy during the six months, driven by relatively low interest rates, although issuance began to ease toward the end of the period. Taking a slightly longer view, issuance over the first 11 months of 2007 was 16 percent above last year's pace. On the demand side, as the period began, much activity was being driven by institutional investors using non-traditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In the wake of the subprime mortgage crisis and resulting credit crunch, much of this interest has waned. Another outgrowth of the tighter credit environment has been a trimming of municipal inventory on the part of dealers looking to improve balance sheets, further constraining demand. Flows into tax-free mutual funds were positive overall for the period.

The municipal bond yield curve steepened during the six months. The two-year bond yield decreased 50 basis points from 3.68% to 3.18%, while the 30-year yield rose 7 basis points to 4.32% from 4.25%, resulting in a total steepening of 57 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that ensued as the subprime mortgage crisis unfolded in

Municipal Bond Yield Curve (as of 5/31/07 and 11/30/07)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

the summer of 2007.4 As a result, higher-quality municipals outperformed lower-rated bonds.

4 The additional yield provided by non-Treasury fixed income securities versus Treasury securities of comparable duration.

Q: How did DWS Managed Municipal Bond Fund perform for the six-month period ended November 30, 2007?

A: DWS Managed Municipal Bond Fund posted a positive return and strong relative performance over the period. The fund's Class A shares delivered a total return of 2.45%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) Its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 2.40%. The fund outperformed its average peer in the Lipper General Municipal Debt Funds category, which gained 0.77%.5

5 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top four credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2007?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income. For much of the period, we maintained a relatively defensive posture. This translated into an underweighting of both lower-quality and longer-maturity issues compared to many of our peers.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward.7 This benefited performance as credit spreads widened over the period. In particular, the fund's modest exposure to tobacco- and airline-related issues helped performance. In our view credit spreads have reached levels where investors are paid more fairly for the incremental risk, and we have begun to selectively increase exposure to lower-quality issues. As an example, we recently increased the fund's holdings of prepaid utility contract bonds. These issues are backed by brokerage firms, virtually all of whom have some exposure to the subprime market, and their prices suffered during the period. We believe these issues have reached very favorable price levels as a result, offering an opportunity to add yield and total return potential. At the end of the period, 71% of the fund's portfolio holdings were rated AAA.

7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.8 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. For much of the period, a flat yield curve reduced the income advantage provided by longer-term issues. In this environment, we emphasized bonds with maturities in the 10- to 15-year range. This curve positioning helped performance, as intermediate-term bonds experienced yield declines and price increases, while yields rose and prices fell slightly on longer-dated issues. As the curve has steepened, we have begun to add exposure to issues in the 20-year range.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

The fund's returns benefited from significant exposure to issues that were prerefunded.9 At the end of November, 23% of portfolio holdings fell into this category.

9 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.

At the end of November, the 10-year municipal bond was yielding approximately 92% of the comparable maturity US Treasury bond, reflecting an unusually attractive relative valuation. As a result, we have increased the use of hedging strategies designed to allow the fund to potentially benefit from the future performance of municipals versus treasuries.

After the end of the fund's fiscal period, the major rating agencies -— Moody's, Standard & Poor's and Fitch — placed on negative watch or outlook a number of leading bond insurers. Additionally, Ambac was downgraded to AA by Fitch. The underlying securities of municipal bonds insured by these firms are generally of high credit quality, with an average rating in the A category. The majority of the bonds insured by these three companies are backed by municipal general obligations, leases, other taxes, or essential purpose revenue bonds. While such downgrades have the potential to affect the trading value of a bond, we believe the default risk on an underlying municipal credit remains relatively low.

As wider credit spreads, a steeper yield curve and more favorable municipal valuations have emerged, we have begun to adopt a less defensive position in the fund to take advantage of potential opportunities. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/07	5/31/07

Revenue Bonds	48%	45%
ETM/Prerefunded	23%	25%
General Obligation Bonds	20%	19%
Lease Obligations	9%	11%
	100%	100%
Quality	11/30/07	5/31/07

AAA	71%	75%
AA	10%	9%
A	7%	5%
BBB	4%	2%
B	1%	1%
Not Rated	7%	8%
	100%	100%
Effective Maturity	11/30/07	5/31/07

0-4.99 years	33%	40%
5-9.99 years	48%	46%
10-14.99 years	13%	12%
Greater than 15 years	6%	2%
	100%	100%

Weighted average effective maturity: 7.21 years and 5.75 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	11/30/07	5/31/07

California	16%	15%
Illinois	11%	11%
Texas	8%	8%
New Jersey	8%	9%
Massachusetts	7%	6%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.7%
Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	4,108,080
Alaska 0.3%
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (a)	5,000,000	5,991,600
North Slope Borough, AK, County General Obligation Lease, Series B, Zero Coupon, 6/30/2011 (a)	5,000,000	4,407,650
		10,399,250
Arizona 1.2%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.5%, 12/1/2029	9,600,000	9,981,216
Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (a)	7,500,000	8,339,475
5.25%, 7/1/2017 (a)	10,000,000	11,159,800
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (a)	4,675,000	3,946,167
Phoenix, AZ, Water & Sewer Revenue, Civic Improvement Corp., Prerefunded, 6.0%, 7/1/2011 (a)	4,105,000	4,421,003
Scottsdale, AZ, General Obligation, 5.375%, 7/1/2015	1,635,000	1,753,047
Tucson, AZ, Water & Sewer Revenue, 5.5%, 7/1/2018 (a)	4,100,000	4,482,407
		44,083,115
Arkansas 0.5%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard's Regional Medical Center, Series A, 5.8%, 7/1/2012 (a)	4,025,000	4,072,213
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (a)	13,080,000	14,914,470
		18,986,683
California 14.8%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, 8.0%, 1/1/2019 (a)	845,000	1,046,279
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, 8.0%, 1/1/2019 (a)	770,000	896,873
California, Department of Water Resources Revenue:
Prerefunded, Series W, 5.5%, 12/1/2015	565,000	613,347
5.5%, 12/1/2015	2,825,000	3,048,571
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:
Series A-1, 5.0%, 6/1/2033	5,000,000	4,389,550
Series A-1, 6.625%, 6/1/2040	17,545,000	20,302,899
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (a)	1,000,000	772,070
California, Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.0%, 6/1/2025	2,500,000	2,531,650
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	610,000	621,242
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	10,957,537
Series B, 5.625%, 6/1/2038	37,265,000	41,270,242
Series A-1, 5.75%, 6/1/2047	6,670,000	6,280,472
Series 2003-A-1, 6.75%, 6/1/2039	37,520,000	43,650,768
California, State General Obligation:
5.0%, 5/1/2015	5,000,000	5,383,950
5.0%, 3/1/2017	10,000,000	10,697,900
Series 1, 5.0%, 9/1/2019	12,700,000	13,417,931
5.0%, 6/1/2029 (a)	25,000,000	25,796,750
5.0%, 2/1/2031 (a)	26,975,000	27,620,512
5.125%, 11/1/2024	5,000,000	5,244,000
5.25%, 2/1/2017	17,450,000	18,795,919
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023 (a)	25,000,000	26,584,000
5.0%, 11/1/2026	10,000,000	10,263,200
5.0%, 11/1/2027	5,000,000	5,119,650
5.0%, 12/1/2031 (a)	13,545,000	13,942,410
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,754,076
Series A, 5.5%, 6/1/2022	1,400,000	1,522,962
California, State Revenue Lease, 5.25%, 12/1/2020 (a)	22,040,000	23,592,277
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.5%, 6/1/2020	5,000,000	5,434,250
Series C, 5.5%, 6/1/2021	2,500,000	2,711,550
California, State University Revenue, Series A, 5.25%, 11/1/2021 (a)	4,000,000	4,288,640
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Imperial Park Apartments, Series 00, AMT, 3.55%*, 11/1/2040	12,000,000	12,000,000
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	8,465,710
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	3,488,900
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	14,479,359
Series A, Prerefunded, 6.0%, 1/1/2016	20,400,000	21,549,540
Series A, ETM, 7.05%, 1/1/2009	5,000,000	5,200,050
Series A, Prerefunded, 7.1%, 1/1/2011	4,000,000	4,384,280
Series A, Prerefunded, 7.1%, 1/1/2012	4,000,000	4,384,280
Series A, Prerefunded, 7.15%, 1/1/2014	6,250,000	6,856,188
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.5%, 11/15/2030	15,000,000	15,285,000
Los Angeles County, CA, County General Obligation Lease, Zero Coupon, 9/1/2009	5,425,000	5,093,478
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,662,025
Los Angeles, CA, School District General Obligation, Unified School District, 5.75%, 7/1/2016 (a)	17,000,000	19,705,550
Madera County, CA, Hospital & Healthcare Revenue, Valley Childrens Hospital, 6.5%, 3/15/2010 (a)	2,840,000	3,035,903
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (a)	4,235,000	3,251,929
Northern California, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series A-1, 5.375%, 6/1/2038	6,915,000	6,237,745
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (a)	2,000,000	2,251,580
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (a)	1,000,000	736,380
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (a)	3,420,000	2,643,284
San Diego, CA, Water & Sewer Revenue, 5.681%, 4/22/2009 (a)	4,500,000	4,643,820
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (a)	3,895,000	4,247,848
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (a)	5,000,000	4,328,300
Series A, Zero Coupon, 1/15/2013 (a)	35,295,000	29,248,966
Series A, Zero Coupon, 1/15/2014 (a)	14,905,000	11,793,283
Southern California, Public Power Authority, Natural Gas Project Revenue, Project No. 1:
Series A, 5.25%, 11/1/2026	6,000,000	6,097,200
Series A, 5.25%, 11/1/2027	8,250,000	8,356,755
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (a)	2,000,000	1,472,760
Vallejo City, CA, General Obligation, Unified School District, Series A, 5.9%, 2/1/2022 (a)	3,905,000	4,666,163
		559,117,753
Colorado 2.9%
Colorado, E-40 Public Highway Authority Revenue, Series B, Zero Coupon, 9/1/2016 (a)	5,000,000	3,475,100
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	3,000,000	3,379,200
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (a)	11,295,000	8,644,402
Series B, Zero Coupon, 9/1/2015 (a)	21,500,000	15,719,725
Series B, Zero Coupon, 9/1/2017 (a)	8,000,000	5,278,080
Series B, Zero Coupon, 9/1/2018 (a)	20,560,000	12,808,263
Series B, Zero Coupon, 9/1/2019 (a)	36,500,000	21,436,815
Series B, Zero Coupon, 9/1/2020 (a)	7,000,000	3,895,010
Series B, Zero Coupon, 9/1/2034	15,200,000	2,272,704
Series A, 5.75%, 9/1/2014 (a)	14,700,000	16,524,417
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,272,490
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (a)	2,500,000	2,978,125
Mesa County, CO, Residual Revenue, EMT, Zero Coupon, 12/1/2011	11,435,000	9,917,004
		109,601,335
Connecticut 0.4%
Connecticut, State General Obligation:
Series C, 5.5%, 12/15/2014	5,000,000	5,647,550
Series A, 5.5%, 12/15/2015	5,000,000	5,704,950
Prerefunded, Series E, ETM, 6.0%, 3/15/2012	170,000	188,685
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,721,549
		14,262,734
District of Columbia 0.2%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (a)	1,050,000	1,142,117
Series A1, 6.5%, 6/1/2010 (a)	1,095,000	1,180,016
Series A1, Prerefunded, 6.5%, 6/1/2010 (a)	1,175,000	1,264,464
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (a)	5,000,000	5,690,500
		9,277,097
Florida 2.9%
Florida, State Board of Public Education, Series D, 5.375%, 6/1/2019	1,000,000	1,070,820
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (a)	1,250,000	1,469,025
Florida, Water Pollution Control Financing Corp. Revenue, 5.5%, 1/15/2014	1,000,000	1,071,720
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (a)	2,000,000	1,255,940
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,486,724
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems:
5.25%, 11/15/2020	1,000,000	1,027,440
Prerefunded, 5.25%, 11/15/2028	170,000	174,617
5.25%, 11/15/2028	5,130,000	5,270,767
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	7,000,000	7,733,950
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (a)	1,000,000	1,198,700
Jacksonville, FL, Health Facilities Authority, Prerefunded, ETM, 11.5%, 10/1/2012	85,000	115,520
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2015 (a)	4,730,000	5,335,203
5.5%, 10/1/2016 (a)	6,760,000	7,658,742
5.5%, 10/1/2018 (a)	6,470,000	7,362,019
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (a)	1,350,000	957,164
Miami Beach, FL, Stormwater Revenue, 5.75%, 9/1/2017 (a)	725,000	777,164
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (a)	2,195,000	1,594,075
Series A, Zero Coupon, 10/1/2022 (a)	7,000,000	3,227,560
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, ETM, 6.25%, 10/1/2016 (a)	70,000	82,295
Series 2006-A, 6.25%, 10/1/2016 (a)	1,100,000	1,279,245
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
5.75%, 12/1/2032	1,000,000	1,106,550
Series A, 6.25%, 10/1/2018 (a)	500,000	593,500
Series C, 6.25%, 10/1/2021 (a)	6,000,000	7,206,660
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (a)	2,830,000	3,354,739
Orlando & Orange County, FL, Expressway Authority Revenue, 6.5%, 7/1/2012 (a)	1,000,000	1,128,540
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	6,500,000	7,754,955
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	496,895
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2012 (a)	3,775,000	4,154,085
5.75%, 10/1/2013 (a)	3,770,000	4,205,623
5.75%, 10/1/2014 (a)	755,000	852,554
Palm Beach County, FL, Airport Systems Revenue, Prerefunded:
5.75%, 10/1/2012 (a)	1,225,000	1,359,529
5.75%, 10/1/2013 (a)	1,230,000	1,384,205
5.75%, 10/1/2014 (a)	245,000	279,283
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (a)	110,000	135,574
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (a)	12,500,000	14,043,625
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (a)	1,005,000	1,136,193
Tampa, FL, Occupational License Tax, Series A, 5.375%, 10/1/2017 (a)	1,000,000	1,079,470
Tampa, FL, Sales Tax Revenue, Series A, 5.375%, 10/1/2017 (a)	500,000	539,980
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (a)	2,075,000	2,405,838
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (a)	3,165,000	2,435,436
Tampa, FL, Water Utility Systems Revenue, Prerefunded, 5.625%, 10/1/2013 (a)	1,850,000	2,007,527
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (a)	2,530,000	2,554,946
		110,364,397
Georgia 3.6%
Atlanta, GA, Airport Revenue, AMT:
Series B, 5.75%, 1/1/2010 (a)	4,240,000	4,407,607
Series B, 5.75%, 1/1/2011 (a)	1,590,000	1,666,590
Series C, 6.0%, 1/1/2011 (a)	7,375,000	7,766,908
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (a)	13,000,000	14,526,200
Cobb County, GA, Hospital & Healthcare Revenue, Series A, 5.625%, 4/1/2011 (a)	2,305,000	2,396,647
Georgia, Main Street Natural Gas, Inc. Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	17,839,376
Series B, 5.0%, 3/15/2019	5,000,000	4,971,950
Series A, 5.0%, 3/15/2020	9,950,000	10,137,060
Series B, 5.0%, 3/15/2020	5,000,000	4,943,150
Series A, 5.0%, 3/15/2022	10,000,000	10,075,600
Series A, 5.5%, 9/15/2023	5,000,000	5,086,850
Series A, 5.5%, 9/15/2024	9,635,000	9,744,935
Series A, 5.5%, 9/15/2028	15,000,000	14,934,300
Georgia, Municipal Electric Authority Power Revenue:
Series Y, Prerefunded,ETM, 6.4%, 1/1/2013 (a)	195,000	216,906
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013	35,000	38,206
Series 2005-Y, 6.4%, 1/1/2013 (a)	3,270,000	3,606,941
Series V, 6.5%, 1/1/2012 (a)	5,000,000	5,315,350
Series X, 6.5%, 1/1/2012 (a)	3,500,000	3,717,665
Series W, 6.6%, 1/1/2018 (a)	11,270,000	13,138,453
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018 (a)	200,000	239,454
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (a)	2,465,000	2,618,767
		137,388,915
Hawaii 0.3%
Hawaii, State General Obligation, Series CU, Prerefunded, 5.875%, 10/1/2014 (a)	1,500,000	1,605,990
Honolulu, HI, City & County General Obligation:
Series A, 5.0%, 7/1/2022 (a)	4,000,000	4,287,760
Series A, 5.0%, 7/1/2023 (a)	3,000,000	3,203,550
Series A, 5.0%, 7/1/2024 (a)	3,000,000	3,191,340
		12,288,640
Illinois 10.4%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (a)	20,000,000	13,758,000
Series B, 5.0%, 1/1/2011 (a)	1,620,000	1,702,328
Series B, 5.125%, 1/1/2015 (a)	9,550,000	10,365,092
Series A, 5.375%, 1/1/2013 (a)	15,410,000	16,370,043
6.25%, 1/1/2011 (a)	3,000,000	3,169,830
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (a)	5,000,000	5,508,300
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a)	11,025,000	12,795,284
Series A, 6.0%, 1/1/2020 (a)	46,340,000	54,436,061
Series A, 6.25%, 1/1/2009 (a)	6,735,000	6,946,142
Series A, 6.25%, 1/1/2015 (a)	28,725,000	32,386,863
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a)	9,705,000	10,418,609
Chicago, IL, School District General Obligation, Board of Education:
Series B, Zero Coupon, 12/1/2009 (a)	7,615,000	7,110,811
Series A, Zero Coupon, 12/1/2014 (a)	2,000,000	1,534,440
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (a)	1,600,000	1,775,312
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (a)	6,350,000	5,291,836
Zero Coupon, 11/1/2018 (a)	5,165,000	3,221,565
5.375%, 1/1/2013 (a)	3,215,000	3,428,701
Chicago, IL, Water Revenue, Second Lien, 3.58%*, 11/1/2031 (a)	4,300,000	4,300,000
Cook & Du Page Counties, IL, High School District No. 210:
ETM, Zero Coupon, 12/1/2009 (a)	2,575,000	2,404,020
Zero Coupon, 12/1/2009 (a)	285,000	266,130
Cook County, IL, County General Obligation, 6.5%, 11/15/2014 (a)	18,560,000	21,781,830
Illinois, Development Finance Authority, Hospital Revenue, Adventist Health System, Sunbelt Obligation, 5.5%, 11/15/2020	10,000,000	10,498,800
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	1,575,000	1,612,769
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (a)	3,300,000	2,482,161
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.5%, 11/15/2029	5,475,000	5,748,093
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,018,530
6.0%, 8/15/2009 (a)	1,640,000	1,709,388
6.25%, 8/15/2013 (a)	3,400,000	3,690,088
Series A, 6.25%, 1/1/2015 (a)	17,000,000	18,562,130
6.4%, 6/1/2008 (a)	1,350,000	1,370,250
Illinois, Metropolitan Pier and Exposition Authority:
Series A, Zero Coupon, 6/15/2011 (a)	895,000	790,133
Series A, ETM, Zero Coupon, 6/15/2011 (a)	2,900,000	2,561,077
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (a)	5,000,000	5,585,000
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (a)	17,975,000	14,268,914
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (a)	10,000,000	7,100,100
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (a)	3,000,000	3,207,510
6.25%, 12/15/2020 (a)	6,975,000	8,261,818
Series A, 6.5%, 12/15/2007 (a)	4,765,000	4,771,052
Series A, 6.5%, 12/15/2008 (a)	5,255,000	5,423,265
Series P, 6.5%, 6/15/2013	2,100,000	2,277,051
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (a)	7,565,000	6,180,832
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (a)	6,660,000	4,168,028
Illinois, State General Obligation, 5.5%, 5/1/2016 (a)	2,500,000	2,828,325
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (a)	1,795,000	1,966,297
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (a)	1,040,000	932,974
Series B, Zero Coupon, 1/1/2012 (a)	1,300,000	1,122,732
Series B, Zero Coupon, 1/1/2013 (a)	4,595,000	3,811,415
Kane County, IL, School District General Obligation, Aurora West Side, Series A, 6.5%, 2/1/2010 (a)	1,775,000	1,893,836
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (a)	1,885,000	2,281,453
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (a)	5,880,000	4,676,952
Series B, Zero Coupon, 12/1/2014 (a)	5,985,000	4,541,598
Rosemont, IL, Capital Appreciation Tax:
Series 3, Zero Coupon, 12/1/2007 (a)	555,000	554,945
ETM, Series 3, Zero Coupon, 12/1/2007 (a)	2,100,000	2,099,811
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011 (a)	3,000,000	2,597,670
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,155,000	1,158,881
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (a)	4,145,000	3,584,886
Series B, Zero Coupon, 12/1/2012 (a)	2,480,000	2,060,359
Series B, Zero Coupon, 12/1/2013 (a)	12,030,000	9,568,662
Series B, Zero Coupon, 12/1/2014 (a)	10,255,000	7,781,802
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (a)	8,000,000	5,878,080
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (a)	1,825,000	1,962,952
		391,561,816
Indiana 1.4%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (a)	10,160,000	11,268,862
Series B, 6.0%, 1/1/2012 (a)	1,750,000	1,911,333
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (a)	1,035,000	1,103,558
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	2,017,386
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	4,877,622
Prerefunded, ETM, 6.0%, 7/1/2008 (a)	945,000	959,137
ETM, 6.0%, 7/1/2008 (a)	300,000	304,416
Prerefunded, ETM, 6.0%, 7/1/2009 (a)	980,000	1,020,298
ETM, 6.0%, 7/1/2009 (a)	310,000	322,307
ETM, 6.0%, 7/1/2010 (a)	325,000	346,031
Prerefunded, ETM, 6.0%, 7/1/2011 (a)	1,100,000	1,199,440
ETM, 6.0%, 7/1/2011 (a)	345,000	374,363
Prerefunded, ETM, 6.0%, 7/1/2012 (a)	1,165,000	1,295,457
ETM, 6.0%, 7/1/2012 (a)	370,000	407,466
Prerefunded, ETM, 6.0%, 7/1/2013 (a)	1,230,000	1,390,417
ETM, 6.0%, 7/1/2013 (a)	390,000	435,193
Prerefunded, ETM, 6.0%, 7/1/2014 (a)	1,310,000	1,502,347
ETM, 6.0%, 7/1/2014 (a)	410,000	462,997
Prerefunded, ETM, 6.0%, 7/1/2015 (a)	1,385,000	1,609,384
ETM, 6.0%, 7/1/2015 (a)	440,000	502,172
Prerefunded, ETM, 6.0%, 7/1/2016 (a)	1,470,000	1,725,574
ETM, 6.0%, 7/1/2016 (a)	465,000	534,373
Prerefunded, ETM, 6.0%, 7/1/2017 (a)	1,560,000	1,849,380
ETM, 6.0%, 7/1/2017 (a)	490,000	567,376
Prerefunded, ETM, 6.0%, 7/1/2018 (a)	1,655,000	1,975,441
ETM, 6.0%, 7/1/2018 (a)	520,000	605,358
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,670,555
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a)	4,550,000	4,994,307
Series A, Prerefunded, ETM, 7.25%, 6/1/2015	880,000	961,822
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (a)	450,000	484,673
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (a)	4,000,000	3,584,560
		54,263,605
Iowa 0.2%
Iowa, Project Revenue, 5.5%, 2/15/2016 (a)	6,645,000	7,496,225
Kansas 0.6%
Johnson County, KS, School District General Obligation, Series B, 5.5%, 9/1/2015 (a)	1,860,000	2,113,555
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 5/1/2014	2,000,000	2,241,800
Series II, 5.5%, 11/1/2015	1,000,000	1,138,600
Series II, 5.5%, 11/1/2017	1,000,000	1,148,910
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	12,000,000	13,514,640
Saline County, KS, Unified School District No. 305:
Prerefunded, 5.5%, 9/1/2017 (a)	2,465,000	2,639,966
5.5%, 9/1/2017 (a)	775,000	832,691
		23,630,162
Kentucky 2.3%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, Prerefunded, 5.6%, 10/1/2012 (a)	4,560,000	5,026,123
Series C, 5.6%, 10/1/2012 (a)	9,110,000	9,939,101
Series C, Prerefunded, 5.7%, 10/1/2013 (a)	2,750,000	3,084,455
Series C, 5.7%, 10/1/2013 (a)	5,495,000	6,084,778
Series C, Prerefunded, 5.8%, 10/1/2014 (a)	1,710,000	1,941,004
Series C, 5.8%, 10/1/2014 (a)	3,420,000	3,817,507
Series C, Prerefunded, 5.85%, 10/1/2015 (a)	1,745,000	1,985,321
Series C, 5.85%, 10/1/2015 (a)	3,490,000	3,887,197
Series C, Prerefunded, 5.9%, 10/1/2016 (a)	2,170,000	2,474,560
Series C, 5.9%, 10/1/2016 (a)	4,330,000	4,811,236
Kentucky, Project Revenue:
5.5%, 8/1/2017 (a)	6,770,000	7,663,775
5.5%, 8/1/2018 (a)	5,000,000	5,680,800
5.5%, 8/1/2019 (a)	6,870,000	7,833,380
5.5%, 8/1/2020 (a)	4,320,000	4,933,440
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 69, Series A, 5.375%, 8/1/2016 (a)	2,095,000	2,238,005
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 71:
5.5%, 8/1/2014	4,250,000	4,725,575
5.5%, 8/1/2015	4,000,000	4,480,400
Kentucky, State Revenue Lease, Property and Buildings Project No. 68, Prerefunded, 5.75%, 10/1/2015	5,375,000	5,736,738
		86,343,395
Louisiana 0.4%
Jefferson, LA, Sales & Special Tax Revenue:
5.75%, 12/1/2015 (a)	2,335,000	2,599,672
5.75%, 12/1/2016 (a)	2,465,000	2,744,408
5.75%, 12/1/2017 (a)	2,610,000	2,905,844
5.75%, 12/1/2018 (a)	2,760,000	3,072,846
Louisiana, Public Facilities Authority, Centenary College Louisiana Project:
Prerefunded, 5.75%, 2/1/2012	1,000,000	1,013,650
Prerefunded, 5.9%, 2/1/2017	1,000,000	1,013,890
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (a)	1,055,000	1,067,438
		14,417,748
Maine 0.1%
Maine, Transportation/Tolls Revenue, Turnpike Authority, 5.625%, 7/1/2017 (a)	4,350,000	4,644,713
Maryland 1.3%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (a)	3,100,000	3,418,556
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	4,000,000	4,380,720
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.75%, 12/1/2031	37,000,000	40,432,860
		48,232,136
Massachusetts 5.7%
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.5%, 7/1/2012 (a)	3,025,000	3,134,203
Massachusetts, Airport Revenue, Port Authority, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2017 (a)	4,000,000	4,174,720
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	17,450,000	19,907,309
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,547,530
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	760,000	810,054
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,755,000	4,864,032
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	1,055,000	1,362,638
Massachusetts, Port Authority Revenue, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	5,214,600
Massachusetts, Project Revenue, 9.2%, 12/15/2031	17,000,000	21,504,320
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	3,000,000	3,788,220
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	21,176,030
Massachusetts, State General Obligation, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,514,136
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (a)	4,000,000	4,597,200
Series D, 5.5%, 11/1/2019 (a)	7,500,000	8,638,875
Series D, 5.5%, 11/1/2020 (a)	2,000,000	2,307,980
Massachusetts, State General Obligation, Transportation Authority, Series A, 5.875%, 3/1/2015	10,075,000	11,360,167
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	10,507,860
Massachusetts, State Water Resource Authority:
Prerefunded, Series C, 6.0%, 12/1/2011	6,095,000	6,553,222
Series C, 6.0%, 12/1/2011	3,905,000	4,187,956
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (a)	10,000,000	6,523,800
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (a)	34,315,000	39,371,658
Series J, 5.5%, 8/1/2021 (a)	5,685,000	6,533,771
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series A, 6.5%, 7/15/2009	2,625,000	2,758,639
Series A, 6.5%, 7/15/2019	13,710,000	16,408,402
		216,747,322
Michigan 1.5%
Detroit, MI, Core City General Obligation, Series B, 6.0%, 4/1/2016 (a)	2,865,000	3,067,613
Detroit, MI, School District General Obligation:
Series C, 5.25%, 5/1/2014 (a)	1,000,000	1,093,910
Series A, 5.5%, 5/1/2017 (a)	3,295,000	3,594,285
Detroit, MI, Sewer Disposal Revenue, Series D, 4.105%**, 7/1/2032 (a)	6,405,000	5,959,596
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (a)	2,760,000	2,957,450
Series A-1, 5.375%, 4/1/2018 (a)	3,000,000	3,187,410
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (a)	8,710,000	6,420,925
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (a)	2,955,000	3,160,314
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (a)	11,000,000	12,213,630
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2017	7,000,000	7,974,330
Michigan, State General Obligation, 5.5%, 12/1/2015	5,875,000	6,643,861
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	1,510,000	1,570,264
		57,843,588
Minnesota 0.3%
University of Minnesota, Higher Education Revenue:
Series A, 5.75%, 7/1/2017	3,240,000	3,790,379
Series A, 5.75%, 7/1/2018	6,760,000	7,961,252
		11,751,631
Missouri 1.2%
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	11,400,000	13,021,764
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series B, 5.5%, 7/1/2014	3,000,000	3,369,810
Series B, 5.5%, 7/1/2015	3,500,000	3,968,965
Series B, 5.5%, 7/1/2016	5,065,000	5,784,280
St. Louis, MO, Airport Revenue, Series A, 5.625%, 7/1/2017 (a)	6,000,000	6,475,320
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (a)	6,895,000	4,846,289
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	2,925,000	3,188,806
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (a)	4,200,000	3,100,608
		43,755,842
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana:
Series F, Prerefunded, 6.0%, 5/15/2019 (a)	455,000	492,788
Series F, 6.0%, 5/15/2019 (a)	4,545,000	4,884,284
		5,377,072
Nebraska 0.4%
Omaha, NE, Core City General Obligation, Series A, ETM, 6.5%, 12/1/2018	1,000,000	1,250,680
Omaha, NE, Public Power District, Electric Revenue, Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,456,700
Omaha, NE, School District General Obligation, ETM:
Series A, 6.5%, 12/1/2015	1,480,000	1,790,445
Series A, 6.5%, 12/1/2016	1,000,000	1,224,330
Series A, 6.5%, 12/1/2017	4,000,000	4,957,640
		14,679,795
Nevada 1.0%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel, AMT:
Series C, 5.375%, 7/1/2018 (a)	1,500,000	1,575,465
Series C, 5.375%, 7/1/2019 (a)	1,100,000	1,151,458
Series C, 5.375%, 7/1/2020 (a)	1,100,000	1,149,181
Henderson, NV, Health Care Facility Revenue, Catholic West:
Series A, 5.375%, 7/1/2026	11,590,000	11,835,360
Series A, Prerefunded, 5.375%, 7/1/2026	3,410,000	3,475,779
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (a)	5,000,000	4,128,750
7.375%, 1/1/2040	15,000,000	14,106,150
		37,422,143
New Jersey 5.4%
Atlantic City, NJ, School District General Obligation, Board of Education, 6.1%, 12/1/2014 (a)	4,500,000	5,214,105
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	2,962,860
5.75%, 6/15/2034	2,455,000	2,462,218
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	7,140,000	7,519,134
Series A, 5.0%, 7/1/2023 (a)	8,845,000	9,265,757
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (a)	5,000,000	5,697,250
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	1,875,000	1,957,237
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	1,002,330
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	7,960,000	8,622,511
New Jersey, Special Assessment Revenue, 6.75%, 6/1/2039	25,480,000	29,754,780
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, 5.625%, 6/15/2014	3,555,000	4,014,270
New Jersey, State General Obligation:
5.25%, 7/1/2016	5,000,000	5,581,050
Series H, 5.25%, 7/1/2017	14,665,000	16,309,680
New Jersey, State Turnpike Authority Revenue:
Series C-2005, Prerefunded, ETM, 6.5%, 1/1/2016 (a)	2,725,000	3,175,197
Series C-2005, 6.5%, 1/1/2016 (a)	8,025,000	9,262,375
New Jersey, Tobacco Settlement Financing Corp.:
Series 1-A, 5.0%, 6/1/2041	18,000,000	15,109,740
6.25%, 6/1/2043	18,000,000	20,571,300
New Jersey, Transportation/Tolls Revenue, Series A, 5.75%, 6/15/2017	8,000,000	9,155,920
New Jersey, Turnpike Authority Revenue, Series C, Prerefunded, ETM, 6.5%, 1/1/2016 (a)	38,720,000	45,116,931
		202,754,645
New Mexico 0.1%
Albuquerque, NM, Hospital & Healthcare Revenue, Southwest Community Health Services, Prerefunded, 10.125%, 8/1/2012	2,235,000	2,328,110
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031	2,480,000	2,483,497
		4,811,607
New York 6.1%
New York, Electric Revenue, ETM, Zero Coupon, 6/1/2009 (a)	2,050,000	1,950,739
New York, Higher Education Revenue, 5.75%, 7/1/2013	10,000,000	10,819,600
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019 (a)	11,860,000	13,108,265
New York, Higher Education Revenue, Dormitory Authority, City University:
Series A, 5.625%, 7/1/2016 (a)	5,075,000	5,675,778
Series B, 6.0%, 7/1/2014 (a) (b)	7,000,000	7,584,990
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,682,415
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,205,300
New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (a)	6,775,000	7,277,095
New York, State Agency General Obligation Lease, Dormitory Authority, City University:
Prerefunded, 5.25%, 5/15/2017 (a)	3,500,000	3,703,630
Series D, ETM, 7.0%, 7/1/2009 (a)	1,175,000	1,217,418
Series C, 7.5%, 7/1/2010 (a)	3,185,000	3,372,246
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (a)	5,000,000	5,963,250
New York, State Agency General Obligation Lease, Urban Development Authority, Correctional Facilities, Series A, 6.5%, 1/1/2011 (a)	4,500,000	4,923,900
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,130,892
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2019 (a)	3,000,000	3,198,300
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,149,454
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	2,600,000	2,765,048
Series A-1, 5.5%, 6/1/2019	6,850,000	7,340,802
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	10,000,000	10,716,500
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series C, Prerefunded, 5.125%, 7/1/2013 (a)	5,000,000	5,389,304
5.5%, 11/15/2018 (a)	5,000,000	5,412,450
New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (a)	3,750,000	4,059,338
Series E, 5.5%, 11/15/2021 (a)	6,000,000	6,494,940
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,669,989
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,572,814
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	10,393,100
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	16,500,000	18,202,800
New York, NY, Core City General Obligation:
Series G, Zero Coupon, 8/1/2009 (a)	4,995,000	4,723,172
Series F, 5.25%, 8/1/2016	5,000,000	5,304,900
Series A, 5.75%, 8/1/2016	6,350,000	6,928,802
New York, NY, General Obligation:
Series D, 5.0%, 8/1/2019	6,930,000	7,296,874
Series C, 5.375%, 11/15/2017 (a)	3,510,000	3,550,576
Series A, Prerefunded, 6.5%, 5/15/2012	6,230,000	6,775,250
Series A, 6.5%, 5/15/2012	770,000	829,467
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	105,000	109,221
Series G, 6.75%, 2/1/2009	1,895,000	1,966,953
New York, NY, State General Obligation, Series A, 5.25%, 3/15/2015	2,500,000	2,669,150
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series A, 5.375%, 6/15/2019	25,000,000	26,816,500
		229,951,222
North Carolina 1.5%
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,513,236
Charlotte, NC, Water & Sewer Revenue:
5.5%, 6/1/2014	3,105,000	3,353,679
5.5%, 6/1/2017	3,255,000	3,511,234
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (a)	4,000,000	4,238,280
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (a)	8,235,000	8,890,835
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (a)	8,775,000	10,287,196
Series B, 6.0%, 1/1/2022 (a)	18,775,000	22,240,865
		57,035,325
Ohio 3.1%
Akron, OH, Higher Education Revenue, Prerefunded, 5.75%, 1/1/2013 (a)	2,365,000	2,508,082
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (a)	1,000,000	1,095,420
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (a)	940,000	1,132,221
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (a)	1,500,000	1,749,420
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (a)	420,000	353,195
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	47,025,000	45,823,041
Cincinnati, OH, Higher Education Revenue, General Receipts:
Series T, 5.5%, 6/1/2012	1,280,000	1,392,294
Series A, 5.75%, 6/1/2015 (a)	2,000,000	2,182,000
Series A, 5.75%, 6/1/2016 (a)	1,500,000	1,636,500
Cincinnati, OH, Water & Sewer Revenue, 5.5%, 12/1/2017	1,000,000	1,073,860
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (a)	1,050,000	1,155,809
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,026,740
Cleveland, OH, Water & Sewer Revenue, Series J, 5.375%, 1/1/2016 (a)	2,000,000	2,145,500
Cuyahoga County, OH, County General Obligation:
Prerefunded, 5.0%, 12/1/2020	1,000,000	1,051,290
5.65%, 5/15/2018	500,000	574,780
Dublin City, OH, School District General Obligation, Capital Appreciation, ETM, Zero Coupon, 12/1/2011 (a)	1,095,000	953,384
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	65,000	68,043
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (a)	320,000	382,531
Franklin County, OH, Hospital & Healthcare Revenue, Presbyterian Services:
5.25%, 7/1/2008	500,000	501,810
5.5%, 7/1/2017	1,000,000	1,010,490
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	562,860
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014	3,555,000	3,485,535
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	4,405,000	4,231,002
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (a)	1,655,000	1,374,957
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (a)	1,005,000	839,879
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (a)	570,000	444,440
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (a)	255,000	211,851
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	535,000	556,989
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	285,000	285,581
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (a)	2,000,000	2,133,460
Ohio, Higher Education Revenue, Series A, 6.5%, 7/1/2008	2,325,000	2,366,873
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,147,500
Series B, 6.5%, 10/1/2020	2,250,000	2,726,775
Ohio, Higher Education Revenue, General Receipts:
Series A, 6.0%, 12/1/2016	1,000,000	1,062,640
Series A, 6.0%, 12/1/2017	1,060,000	1,126,398
Ohio, Higher Education Revenue, University of Ohio, General Receipts, 5.75%, 6/1/2016 (a)	1,250,000	1,337,788
Ohio, Mortgage Revenue, Single Family Housing Finance Agency, Prerefunded, Zero Coupon, 1/15/2015 (a)	7,875,000	5,431,543
Ohio, School District General Obligation, 6.0%, 12/1/2019 (a)	475,000	553,304
Ohio, State Agency Revenue Lease, Building Authority, Juvenile Correctional Facility, Series A, 5.5%, 4/1/2016	3,665,000	3,924,152
Ohio, State General Obligation, 6.0%, 8/1/2010	1,000,000	1,071,440
Ohio, State General Obligation Lease, Higher Education Revenue, Series B, Prerefunded, 5.625%, 5/1/2015	1,000,000	1,056,120
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (a)	6,925,000	7,851,080
Ohio, Water & Sewer Revenue, Bay Shore Project, Series A, AMT, 5.875%, 9/1/2020	3,650,000	3,662,921
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (a)	415,000	436,734
Toledo, OH, Other General Obligation, Macys Project, Series A, AMT, 6.35%, 12/1/2025 (a)	1,000,000	1,021,820
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (a)	125,000	133,715
6.6%, 12/1/2016 (a)	200,000	236,416
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (a)	930,000	745,851
		117,836,034
Oklahoma 0.8%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	2,420,000	2,532,336
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (a)	23,125,000	27,004,219
		29,536,555
Oregon 0.2%
Chemeketa, OR, School District General Obligation, ETM, 5.5%, 6/1/2015 (a)	2,600,000	2,941,432
Oregon, Transportation/Tolls Revenue:
5.75%, 11/15/2015	1,435,000	1,536,010
5.75%, 11/15/2016	3,140,000	3,361,024
		7,838,466
Pennsylvania 2.2%
Allegheny County, PA, Airport Revenue, Pittsburgh International, Series A, AMT, 5.75%, 1/1/2013 (a)	3,080,000	3,350,824
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (a)	2,000,000	2,147,400
5.5%, 3/1/2016 (a)	1,000,000	1,074,020
5.5%, 3/1/2017 (a)	1,000,000	1,074,020
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (a)	1,000,000	1,085,430
Bucks County, PA, Water & Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	15,000	15,061
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,028,160
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (a)	3,700,000	2,476,521
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (a)	1,000,000	1,055,670
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,053,020
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (a)	845,000	900,322
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	32,687,760
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,836,184
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (a)	2,200,000	2,626,580
Pennsylvania, State Agency Revenue Lease, Industrial Development Authority, Economic Development, 5.8%, 7/1/2008 (a)	4,875,000	4,942,324
Pennsylvania, State General Obligation, 6.25%, 7/1/2010	1,000,000	1,074,960
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	4,059,263
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (a)	1,750,000	1,936,480
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (a)	1,000,000	1,075,660
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (a)	1,500,000	1,604,145
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (a)	115,000	130,791
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (a)	5,120,000	5,313,638
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (a)	6,230,000	4,177,277
		82,725,510
Puerto Rico 0.3%
Puerto Rico, Electric Revenue, 5.375%, 7/1/2018 (a)	8,710,000	9,565,322
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,149,060
Puerto Rico Commonwealth, General Obligation, 6.25%, 7/1/2013 (a)	1,850,000	2,107,557
		12,821,939
Rhode Island 1.0%
Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2011 (a)	1,025,000	1,114,493
Series B, ETM, 5.8%, 8/1/2012 (a)	2,500,000	2,771,150
Series B, ETM, 5.8%, 8/1/2013 (a)	7,340,000	8,255,151
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (a)	22,000,000	23,713,800
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (a)	2,000,000	2,178,780
		38,033,374
South Carolina 1.0%
Lexington County, SC, Hospital & Healthcare Revenue, 5.5%, 11/1/2032	4,515,000	4,995,170
Piedmont, SC, Electric Revenue, Municipal Power Agency:
ETM, 5.5%, 1/1/2012 (a)	2,190,000	2,374,880
5.5%, 1/1/2012 (a)	2,810,000	3,027,157
Series A, ETM, 6.5%, 1/1/2016 (a)	430,000	517,299
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	6,885,000	8,131,460
Series C, 7.0%, 8/1/2030	855,000	1,007,387
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,103,000
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Prerefunded, ETM, 6.75%, 1/1/2019 (a)	1,460,000	1,842,856
6.75%, 1/1/2019 (a)	2,065,000	2,545,381
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	7,550,000	7,706,511
		37,251,101
Tennessee 0.8%
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (a)	15,405,000	16,463,632
5.75%, 1/1/2014 (a)	2,000,000	2,224,420
6.25%, 1/1/2013 (a)	4,000,000	4,481,600
7.25%, 1/1/2009 (a)	3,750,000	3,902,400
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	3,867,685
		30,939,737
Texas 6.7%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	3,277,462
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 5.738% (f), 4/1/2027	21,615,000	16,314,354
Austin, TX, School District General Obligation, Independent School District, 5.0%, 8/1/2015	2,000,000	2,193,540
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (a)	13,520,000	11,272,706
Boerne, TX, School District General Obligation Lease, Independent School District:
Zero Coupon, 2/1/2014	2,785,000	2,203,826
Zero Coupon, 2/1/2016	3,285,000	2,367,434
Brownsville, TX, Electric Revenue, Utility Systems, 6.25%, 9/1/2010 (a)	4,085,000	4,405,509
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2012	5,750,000	4,944,252
Series A, Zero Coupon, 2/15/2013	8,840,000	7,299,630
Series A, Zero Coupon, 2/15/2014	6,000,000	4,740,900
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (a)	915,000	372,680
Grapevine-Colleyville, TX, School District General Obligation, Zero Coupon, 8/15/2010	2,160,000	1,968,365
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (a)	3,910,000	2,605,389
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project, 6.25%, 5/15/2010 (a)	3,000,000	3,202,530
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.875%, 8/15/2026	1,320,000	1,351,271
6.875%, 8/15/2026	1,560,000	1,586,442
Houston, TX, School District General Obligation, Series A, Zero Coupon, 2/15/2015	26,000,000	18,278,260
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (a)	8,000,000	8,639,680
Series A, 5.25%, 5/15/2021 (a)	10,000,000	10,799,600
Series A, 5.25%, 5/15/2022 (a)	30,000,000	32,307,900
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2009 (a)	14,750,000	13,762,487
Series C, Zero Coupon, 12/1/2010 (a)	5,000,000	4,498,250
Series C, Zero Coupon, 12/1/2012 (a)	4,350,000	3,621,418
Series A, 5.5%, 12/1/2016 (a)	10,000,000	10,787,500
Prerefunded, 5.75%, 12/1/2015 (a)	5,000,000	5,566,750
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
Series B, ETM, 5.6%, 12/1/2007 (a)	2,415,000	2,415,145
Series B, ETM, 5.625%, 12/1/2008 (a)	4,400,000	4,497,988
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (a)	2,180,000	2,314,942
Northside, TX, General Obligation Independent School District:
Prerefunded, 5.5%, 2/15/2014	1,420,000	1,516,304
5.5%, 2/15/2014	1,265,000	1,345,429
Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (a)	120,000	80,930
Zero Coupon, 9/1/2017 (a)	5,880,000	3,931,603
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (a)	18,300,000	12,883,566
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 4.515%**, 12/15/2026	21,300,000	18,591,918
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (a)	375,000	266,284
Texas, Other General Obligation, 7.0%, 9/15/2012	4,871,212	4,922,847
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2025	10,000,000	10,443,600
Texas, School District General Obligation, Community College District, 5.5%, 8/15/2014 (a)	3,145,000	3,419,967
Texas, Water & Sewer Revenue, Water Development Board, Series A, 5.625%, 7/15/2015	1,000,000	1,056,410
Waxahachie, TX, School District General Obligation, Independent School District:
Zero Coupon, 8/15/2012	4,120,000	3,479,670
Zero Coupon, 8/15/2013	2,060,000	1,670,063
		251,204,801
Utah 0.1%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (a)	1,230,000	1,578,201
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	26,468
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,619,895
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (a)	540,000	540,664
		3,765,228
Vermont 0.3%
Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (a)	4,800,000	5,197,152
5.375%, 7/1/2014 (a)	5,055,000	5,471,027
		10,668,179
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	1,500,000	1,646,175
Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,168,720
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, 7.5%, 10/1/2029	7,100,000	7,730,196
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, 6.125%, 7/1/2017 (a)	5,500,000	6,422,790
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	4,800,000	3,987,504
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (a)	3,000,000	3,263,340
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (a)	5,700,000	6,291,261
		29,863,811
Washington 3.1%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (a)	12,685,000	9,817,302
Clark County, WA, Electric Revenue, Public Utilities District No. 001 Generating Systems, ETM, 6.0%, 1/1/2008 (a)	2,200,000	2,204,752
Clark County, WA, General Obligation Hockinson School District No. 98:
6.125%, 12/1/2011 (a)	1,515,000	1,636,170
Prerefunded, 6.125%, 12/1/2011 (a)	1,675,000	1,811,965
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (a)	6,725,000	4,398,419
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (a)	1,650,000	1,733,143
King County, WA, County General Obligation:
Prerefunded, 6.625%, 12/1/2015	1,010,000	1,030,291
Series B, Prerefunded, 6.625%, 12/1/2015	8,835,000	9,012,495
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,000,000	4,462,920
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (a)	1,765,000	1,919,702
Skagit County, WA, School District General Obligation, District No. 100 Burlington Edison, 5.625%, 12/1/2015 (a)	4,925,000	5,287,381
Snohomish County, WA, School District General Obligation, 5.75%, 12/1/2011 (a)	3,485,000	3,789,763
Snohomish County, WA, School District General Obligation, School District No. 006 Mukilteo, 6.5%, 12/1/2007 (a)	3,325,000	3,325,266
Spokane County, WA, School District General Obligation, Series B, Zero Coupon, 12/1/2014 (a)	2,500,000	1,897,075
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (a)	11,200,000	12,051,200
Washington, Electric Revenue, Public Power Supply System Nuclear Project # 2, ETM, 5.7%, 7/1/2008 (a)	1,270,000	1,287,272
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2010 (a)	5,860,000	5,361,138
Series A, Zero Coupon, 7/1/2011 (a)	4,200,000	3,703,392
Series B, 7.25%, 7/1/2009 (a)	5,540,000	5,752,404
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority:
5.8%, 11/1/2008 (a)	4,865,000	4,969,014
5.8%, 11/1/2009 (a)	4,595,000	4,799,386
5.8%, 11/1/2010 (a)	2,100,000	2,242,191
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (a)	4,535,000	3,083,755
Washington, State Health Care Facilities Authority Revenue, Series B, 5.0%, 2/15/2027 (a) (c)	7,800,000	7,922,382
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037 (c)	12,035,000	11,831,607
		115,330,385
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	590,000	648,416
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,650,614
		3,299,030
Wisconsin 2.0%
Milwaukee County, WI, Series A, Prerefunded, ETM, Zero Coupon, 12/1/2011 (a)	220,000	191,171
Milwaukee, WI, General Obligation, Series V8, 3.58%*, 2/1/2025	1,900,000	1,900,000
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
6.0%, 11/15/2008 (a)	4,085,000	4,183,653
6.1%, 8/15/2008 (a)	4,580,000	4,664,776
6.1%, 8/15/2009 (a)	2,000,000	2,089,000
Series B, ETM, 6.25%, 1/1/2022 (a)	4,615,000	5,354,508
Series C, 6.25%, 1/1/2022 (a)	8,060,000	9,481,461
Series AA, 6.4%, 6/1/2008 (a)	2,335,000	2,369,208
Series AA, 6.45%, 6/1/2009 (a)	2,485,000	2,595,085
Series AA, 6.45%, 6/1/2010 (a)	2,650,000	2,844,934
Series AA, 6.5%, 6/1/2011 (a)	2,820,000	3,102,000
Series AA, 6.5%, 6/1/2012 (a)	3,000,000	3,362,370
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	17,905,732
6.875%, 4/15/2030	14,000,000	15,082,900
		75,126,798
Total Municipal Bonds and Notes (Cost $3,137,767,575)		3,390,485,114

Municipal Inverse Floating Rate Notes 21.3%
California 2.6%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (d)	10,700,000	11,215,633
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 8.66%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (d)	17,000,000	18,493,110
Trust: California, General Obligation, Economic Recovery, Series R-278, 144A, 6.145%,7/1/2015, Leverage Factor at purchase date: 2 to 1
California, State Department Water Resource, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (d)	11,250,000	12,326,512
Trust: California, State Department Water Resource, Power Supply Revenue, Series 309,144A, 6.905%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2015 (a) (d)	11,955,000	13,160,064
Trust: California, State Economic Recovery, Series 926, 144A, 6.442%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
California, State General Obligation, 5.0%, 3/1/2027 (d)	10,000,000	10,206,000
Trust: California, UBS Municipal (CRVS), Various States, Series 07-1031A, 144A, 9.72%, 3/1/2027, Leverage Factor at purchase date: 5 to 1
California, State General Obligation, 5.0%, 3/1/2025 (d)	10,000,000	10,261,060
Trust: California, UBS Municipal (CRVS), Various States, Series 07-1031B, 144A, 9.72%, 3/1/2025, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2019 (a) (d)	10,000,000	10,968,400
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 117, 144A, 6.57%, 7/1/2019, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2020 (a) (d)	2,750,000	3,016,310
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 117, 144A, 6.57%,7/1/2020, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series 32G, 5.0%, 5/1/2026 (a) (d)	8,580,000	9,013,091
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series 2054, 144A, 10.638%, 5/1/2026, Leverage Factor at purchase date: 6 to 1
		98,660,180
Colorado 0.3%
Denver, CO, City & County, Airport Revenue, Series A, 6.0%, 11/15/2013 (a) (d)	10,000,000	10,632,950
Trust: Denver, CO, Airport Revenue, RITES-PA 762, 144A, AMT, 7.965%, 11/15/2013, Leverage Factor at purchase date: 2 to 1
Connecticut 0.7%
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series B, 5.375%, 10/1/2014 (a) (d)	16,780,000	17,980,357
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 6.88%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series B, 5.375%, 10/1/2015 (a) (d)	4,000,000	4,286,140
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 6.88%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series A, 5.375%, 10/1/2016 (a) (d)	2,100,000	2,262,382
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 6.88%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series A, 5.375%, 10/1/2017 (a) (d)	1,660,000	1,788,360
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 6.88%, 10/1/2017, Leverage Factor at purchase date: 2 to 1
		26,317,239
District of Columbia 0.6%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2016 (a) (d)	5,500,000	6,436,678
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 16, 144A, 8.105%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2013 (a) (d)	2,420,000	2,744,933
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 13, 144A, 8.105%, 10/1/2013, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2015 (a) (d)	7,135,000	8,283,670
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 15, 144A, 8.113%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2014 (a) (d)	3,945,000	4,523,711
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 14, 144A, 8.12%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
		21,988,992
Florida 0.4%
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/1/2013 (a) (d)	7,920,000	8,472,658
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 8.02%, 10/1/2013, Leverage Factor at purchase date: 2 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/1/2020 (a) (d)	2,820,000	2,985,872
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 8.02%, 10/1/2020, Leverage Factor at purchase date: 2 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.125%, 10/1/2015 (a) (d)	3,000,000	3,198,855
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 8.27%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
		14,657,385
Georgia 0.3%
Georgia, Municipal Electric Authority, Power Revenue, Series B, 6.375%, 1/1/2016 (a) (d)	9,200,000	10,923,666
Trust: Georgia, Municipal Electric Authority, Power Revenue, RITES-PA 786, 144A, 8.675%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
Illinois 2.0%
Chicago, IL, General Obligation, Series A, 5.0%, 1/1/2025 (a) (d)	13,985,000	14,753,970
Trust: Chicago, IL, UBS Municipal (CRVS), Various States, Series 07-1027B, 144A, 8.482%, 1/1/2025, Leverage Factor at purchase date: 4 to 1
Cook County, IL, Capital Improvement, 6.5%, 11/15/2013 (a) (d)	21,220,000	24,503,158
Trust: Cook County, IL, County General Obligation, RITES-PA 591, 144A, 9.015%, 11/15/2013, Leverage Factor at purchase date: 2 to 1
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2023 (a) (d)	3,500,000	3,751,843
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2024 (a) (d)	2,500,000	2,679,888
Trust: Illinois, Municipal Electric Agency Power Supply, Series 2094, 144A, 9.45%, 2/1/2023, Leverage Factor at purchase date: 4 to 1
Illinois, Regional Transportation Authority, Series A, 6.7%, 11/1/2021 (a) (d)	25,800,000	31,761,993
Trust: Illinois, Transportation/Tolls Revenue, Regional Transportation Authority, RITES-PA 584, 144A, 9.415%, 11/1/2021, Leverage Factor at purchase date: 2 to 1
		77,450,852
Massachusetts 1.7%
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a) (d)	4,000,000	4,335,280
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2016 (a) (d)	2,750,000	2,980,505
Trust: Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.365%, 1/1/2015, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, Prerefunded, 5.75%, 10/1/2015 (d)	12,190,000	12,989,969
Trust: Massachusetts, State General Obligation, RITES-PA 793, 144A, 7.465%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (d)	20,000,000	21,153,700
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 15.62%, 8/1/2026, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (d)	20,000,000	21,153,700
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 15.62%, 8/1/2027, Leverage Factor at purchase date: 10 to 1
		62,613,154
Michigan 0.2%
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (a) (d)	7,500,000	8,211,562
Trust: Michigan State, Series 2081, 144A, 9.48%, 9/15/2023, Leverage Factor at purchase date: 4 to 1
Nevada 1.2%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (d)	16,121,277	17,243,381
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (d)	16,844,280	18,016,708
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (d)	10,878,667	11,635,865
Trust: Clark County, NV, Lehman Municipal Trust Receipts, Various States, Series K76W, 144A, 17.137%, 6/15/2021, Leverage Factor at purchase date: 8.5 to 1
		46,895,954
New Jersey 3.4%
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2013 (a) (d)	9,000,000	10,051,245
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2014 (a) (d)	8,000,000	8,934,440
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2015 (a) (d)	5,500,000	6,142,427
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2016 (a) (d)	7,370,000	8,230,853
Trust: New Jersey, Highway Authority Revenue, Garden State Parkway, Series 247, ETM, 144A, 7.163%, 1/1/2013, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2016 (d)	4,000,000	4,645,120
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017 (d)	4,000,000	4,645,120
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2018 (d)	3,000,000	3,483,840
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020 (d)	11,000,000	12,774,080
Trust: New Jersey, State Agency Revenue, Transportation Trust Fund Authority, Residual Certificates, Series 224, 144A, 7.605%, 6/15/2016, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Corporate Certificates, Series B, 6.0%, 9/15/2015 (a) (d)	10,380,000	11,131,045
Trust: New Jersey, State Revenue Lease, Transportation Trust Fund Authority, RITES-PA 785, 144A, 7.965%, 9/15/2015, Leverage Factor at purchase date: 2 to 1
New Jersey, State Turnpike Authority Revenue, Series C, 6.5%, 1/1/2016 (a) (d)	7,660,000	8,841,134
Trust: New Jersey, Transportation/Tolls Revenue, Turnpike Authority, RITES-PA 614, 144A, 8.945%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
New Jersey, State Turnpike Authority Revenue, Prerefunded, Series C, 6.5%, 1/1/2016 (a) (d)	42,340,000	48,868,617
Trust: New Jersey, Transportation/Tolls Revenue, Turnpike Authority, RITES-PA 613, 144A, 9.045%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
		127,747,921
New York 0.8%
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, AMT, 5.75%, 1/1/2014 (a) (d)	4,010,000	4,406,048
Trust: Monroe County, NY, Airport Revenue, RITES-PA 585A, AMT, 144A, 7.555%, 1/1/2014, Leverage Factor at purchase date: 2 to 1
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, AMT, 5.75%, 1/1/2015 (a) (d)	5,030,000	5,565,041
Trust: Monroe County, NY, Airport Revenue, RITES-PA 585B, AMT, 144A, 7.555%, 1/1/2015, Leverage Factor at purchase date: 2 to 1
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, AMT, 5.875%, 1/1/2016 (a) (d)	3,830,000	4,293,717
Trust: Monroe County, NY, Airport Revenue, RITES-PA 585C, AMT, 144A, 7.805%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2017 (a) (d)	15,000,000	16,340,250
Trust: New York, Municipal Securities Trust Certificates, Series 7001-B, 144A, 7.14%, 11/15/2017, Leverage Factor at purchase date: 2 to 1
		30,605,056
Ohio 0.5%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (d)	8,725,000	9,453,126
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (d)	8,725,000	9,453,126
Trust: Columbus, OH, General Obligation, Series 2365, 8.477%, 9/1/2021, Leverage Factor at purchase date: 4 to 1
		18,906,252
Pennsylvania 1.9%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2011 (a) (d)	3,000,000	3,181,290
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-PA 567B, 144A, 7.485%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2013 (a) (d)	6,320,000	6,875,749
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-PA 567C, 144A, 7.485%, 1/1/2013, Leverage Factor at purchase date: 2 to 1
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2014 (a) (d)	10,500,000	11,537,033
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-PA 567D, 144A, 7.485%, 1/1/2014, Leverage Factor at purchase date: 2 to 1
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, 5.75%, 7/1/2017 (d)	25,000,000	28,518,375
Trust: Delaware Valley, PA, Core City General Obligation, Regional Financial Authority, RITES-PA 1028, 144A, 7.55%, 7/1/2017, Leverage Factor at purchase date: 2 to 1
Pennsylvania, State General Obligation, Series 2, 5.5%, 5/1/2019 (a) (d)	20,000,000	21,816,500
Trust: Pennsylvania, State General Obligation, RITES-PA 1035R, 144A, 10.129%, 5/1/2019, Leverage Factor at purchase date: 4 to 1
		71,928,947
Puerto Rico 1.9%
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/1/2019 (a) (d)	7,440,000	8,330,754
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 944RA, 144A, 7.11%, 7/1/2019, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/1/2019 (a) (d)	22,650,000	25,517,150
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 943R, 144A, 7.11%, 7/1/2019, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/1/2021 (a) (d)	6,000,000	6,771,150
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 994RC, 144A, 7.11%, 7/1/2021, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, General Obligation, 6.0%, 7/1/2013 (a) (d)	5,000,000	5,633,150
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 620A, 144A, 8.095%, 7/1/2013, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue, 5.5%, 7/1/2028 (a) (d)	19,500,000	22,214,843
Trust: Puerto Rico, UBS Municipal (CRVS), Various States, Series 07-1036, 144A, 14.024%, 7/1/2028, Leverage Factor at purchase date: 6 to 1
Puerto Rico Commonwealth, General Obligation, 6.0%, 7/1/2016 (a) (d)	2,000,000	2,333,260
Trust: Puerto Rico Commonwealth, General Obligation, RITES-PA 620C, 144A, 8.095%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
		70,800,307
Tennessee 0.5%
Knox County, TN, Health, Educational, & Housing Facilities, Hospital Revenue, Fort Sanders Alliance, 5.75%, 1/1/2012 (a) (d)	17,880,000	19,395,241
Trust: Knox County, TN, Hospital & Healthcare Revenue, RITES-PA 750, 144A, 7.535%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
Texas 2.3%
Dallas County, TX, Utility & Reclamation District, 5.25%, 2/15/2018 (a) (d)	7,830,000	8,348,150
Trust: Dallas County, TX, Utility & Reclamation District, RITES-A-PA 1136, 144A, 6.5%, 2/15/2018, Leverage Factor at purchase date: 2 to 1
Dallas County, TX, Utility & Reclamation District, 5.25%, 2/15/2019 (a) (d)	8,220,000	8,763,958
Trust: Dallas County, TX, Utility & Reclamation District, RITES-B-PA 1136, 144A, 6.5%, 2/15/2019, Leverage Factor at purchase date: 2 to 1
Dallas, County TX, Utility & Reclamation District, 5.25%, 2/15/2020 (a) (d)	10,250,000	10,928,294
Trust: Dallas County, TX, Utility & Reclamation District, RITES-C-PA 1136, 144A, 6.5%, 2/15/2020, Leverage Factor at purchase date: 2 to 1
Houston, TX, Airport Systems Revenue, Series B, 5.0%, 7/1/2027 (a) (d)	21,025,000	21,617,649
Trust: Houston, TX, UBS Municipal (CRVS), Various States, Series 07-1030, 144A, 9.641%, 7/1/2027, Leverage Factor at purchase date: 5 to 1
Texas, Dallas-Fort Worth International Airport Revenue, AMT, Series A, 5.5%, 11/1/2019 (a) (d)	15,750,000	16,651,924
Texas, Dallas-Fort Worth International Airport Revenue, AMT, Series A, 5.5%, 11/1/2020 (a) (d)	20,000,000	21,145,300
Trust: Texas, Dallas-Fort Worth International Airport Revenue, Series 350, AMT, 144A, 7.062%, 11/1/2019, Leverage Factor at purchase date: 2 to 1
		87,455,275
Total Municipal Inverse Floating Rate Notes (Cost $761,804,700)		805,190,933

Government & Agency Obligations 0.1%
US Treasury Bill, 3.7%***, 1/17/2008 (e) (Cost $1,943,483)	1,952,000	1,944,721
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,901,515,758)+	111.1	4,197,620,768
Other Assets and Liabilities, Net	(11.1)	(420,133,857)
Net Assets	100.0	3,777,486,911
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2007.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $3,896,220,234. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $301,400,534. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $317,401,799 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,001,265.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	10.2
Financial Guaranty Insurance Company	11.0
Financial Security Assurance Inc.	10.2
MBIA Corp.	29.2
XL Capital Assurance	0.2
(b) At November 30, 2007, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(c) When-issued security.
(d) Security forms part of the below tender option bond trust. The principal amount and value shown take into account the leverage factor.
(e) At November 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Partial interest paying security. The rate shown represents 85% of the original coupon rate.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

CRVS: Custodial Residual and Variable Securities

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At November 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	3/19/2008	357	40,111,212	40,413,516	(302,304)

At November 30, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
5/16/2008 11/18/2022	9,700,000[1]	Fixed — 5.237%	Floating — LIBOR	(443,069)
5/19/2008 11/19/2023	5,100,000[2]	Fixed — 5.237%	Floating — LIBOR	(226,974)
5/30/2008 5/30/2025	43,150,000[1]	Fixed — 4.948%	Floating -— LIBOR	(363,409)
Total unrealized depreciation on open interest rate swaps				(1,033,452)
Counterparties: [1] JPMorgan Chase Bank, N.A. [2] Lehman Brothers, Inc. LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $3,901,515,758)	$ 4,197,620,768
Receivable for investments sold	430,000
Interest receivable	57,935,941
Receivable for Fund shares sold	1,090,083
Receivable for daily variation margin on open futures contracts	22,313
Other assets	56,407
Total assets	4,257,155,512
Liabilities
Cash overdraft	2,705,022
Payable for investments purchased	7,748,100
Payable for investments purchased — when issued securities	19,638,279
Distributions payable	1,881,502
Payable for floating rate notes issued	439,361,726
Payable for Fund shares redeemed	4,795,017
Unrealized depreciation on swap contracts	1,033,452
Accrued management fee	1,055,563
Other accrued expenses and payables	1,449,940
Total liabilities	479,668,601
Net assets, at value	$ 3,777,486,911
Net Assets Consist of:
Undistributed net investment income	614,801
Net unrealized appreciation (depreciation) on: Investments	296,105,010
Futures	(302,304)
Interest rate swaps	(1,033,452)
Accumulated net realized gain (loss)	(12,809,985)
Paid-in capital	3,494,912,841
Net assets, at value	$ 3,777,486,911

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,785,352,046 ÷ 198,393,792 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.00
Maximum offering price per share (100 ÷ 95.5 of $9.00)	$ 9.42

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,922,112 ÷ 1,657,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.00

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,600,240 ÷ 2,511,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.00
Class S Net Asset Value, offering and redemption price(a) per share ($1,950,950,463 ÷ 216,506,426 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,662,050 ÷ 406,954 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.00
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 105,288,989
Expenses: Management fee	6,228,778
Administration fee	1,898,025
Services to shareholders	1,474,352
Custodian fee	47,198
Distribution and service fees	2,350,968
Professional fees	98,026
Trustees' fees and expenses	75,702
Reports to shareholders	125,530
Interest expense and fees on floating rate notes	6,705,854
Registration fees	46,439
Other	121,683
Total expenses before expense reductions	19,172,555
Expense reductions	(621,626)
Total expenses after expense reductions	18,550,929
Net investment income	86,738,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,443,046
Futures	(9,237,181)
Interest rate swaps	5,202,971
4,408,836
Change in net unrealized appreciation (depreciation) on: Investments	7,273,522
Futures	(302,304)
Interest rate swaps	(2,872,162)
4,099,056
Net gain (loss)	8,507,892
Net increase (decrease) in net assets resulting from operations	$ 95,245,952

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 98,631,369
Payment of operating expenses	(11,764,499)
Payment of interest expense on floating rate notes	(6,705,854)
Proceeds from sales and maturities of investments	1,081,070,590
Purchases of investments	(1,131,426,677)
Net purchases, sales and maturities of short-term investments	(1,926,286)
Net receipt (payment) on swap contracts	5,202,971
Net receipt (payment) on futures contracts	(9,561,798)
Cash provided (used) by operating activities	$ 23,519,816
Cash Flows from Financing Activities:
Net increase (decrease) in payable for floating rate notes issued	139,249,226
Proceeds from shares sold	140,727,101
Cost of shares redeemed	(269,305,001)
Distributions paid (net of reinvestment of distributions)	(35,307,041)
Cash provided (used) by financing activities	(24,635,715)
Increase (decrease) in cash	(1,115,899)
Cash (overdraft) at beginning of period	(1,589,123)
Cash (overdraft) at end of period	$ (2,705,022)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ 95,245,952
(Increase) decrease in cost of investments	(100,978,763)
(Increase) decrease in unrealized appreciation (depreciation) on investments	(7,273,522)
(Increase) decrease in unrealized appreciation (depreciation) on interest rate swaps	2,872,162
(Increase) decrease in receivable for investments sold	3,697,887
(Increase) decrease in interest receivable	2,511,458
(Increase) decrease in other assets	35,703
Increase (decrease) in payable for investments purchased	27,386,379
(Increase) decrease in daily variation margin on open futures contracts	(22,313)
Increase (decrease) in accrued expenses and payables	44,873
Cash provided (used) by operating activities	$ 23,519,816
Non-Cash Financing Activities:
Reinvestment of distributions	$ 56,033,462
* Non-cash activity from discount and premium amortization in the net amount of $9,169,078 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2007 (Unaudited)	Year Ended May 31, 2007
Operations: Net investment income	$ 86,738,060	$ 175,912,778
Net realized gain (loss)	4,408,836	6,999,379
Change in net unrealized appreciation (depreciation)	4,099,056	(6,363,006)
Net increase (decrease) in net assets resulting from operations	95,245,952	176,549,151
Distributions to shareholders from: Net investment income: Class A	(39,874,619)	(81,134,304)
Class B	(307,545)	(798,783)
Class C	(409,815)	(781,530)
Class AARP	—	(7,707,402)
Class S	(45,484,775)	(83,654,513)
Institutional Class	(83,971)	(145,018)
Net realized gains: Class A	(1,887,516)	(11,303,769)
Class B	(15,784)	(134,424)
Class C	(23,835)	(129,588)
Class AARP	—	—
Class S	(2,057,143)	(12,041,412)
Institutional Class	(3,863)	(13,596)
Total distributions	(90,148,866)	(197,844,339)
Fund share transactions: Proceeds from shares sold	139,557,086	137,657,733
Reinvestment of distributions	56,033,462	121,849,776
Cost of shares redeemed	(271,419,924)	(493,717,543)
Redemption fees	1,153	6,885
Net increase (decrease) in net assets from Fund share transactions	(75,828,223)	(234,203,149)
Increase (decrease) in net assets	(70,731,137)	(255,498,337)
Net assets at beginning of period	3,848,218,048	4,103,716,385
Net assets at end of period (including undistributed net investment income of $614,801 and $37,466, respectively)	$ 3,777,486,911	$ 3,848,218,048

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.12
Income from investment operations: Net investment income	.20	.39	.40	.42	.43	.42
Net realized and unrealized gain (loss)	.02	.00***	(.16)	.16	(.46)	.41
Total from investment operations	.22	.39	.24	.58	(.03)	.83
Less distributions from: Net investment income	(.20)	(.39)	(.40)	(.42)	(.43)	(.42)
Net realized gains	(.01)	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.21)	(.44)	(.40)	(.42)	(.43)	(.45)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.00	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Total Return (%)[b]	2.45c**	4.36[c]	2.65[c]	6.53	(.31)	9.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,785	1,843	1,949	2,147	2,183	2,454
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.11*	1.04	1.11	.88	.84	.87
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.08*	1.02	1.09	.88	.84	.87
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73*	.73	.74	.74	.75	.75
Ratio of net investment income (%)	4.47*	4.29	4.38	4.56	4.61	4.66
Portfolio turnover rate (%)	28**	19	28	31	24	22
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11
Income from investment operations: Net investment income	.17	.32	.33	.35	.36	.35
Net realized and unrealized gain (loss)	.01	.00***	(.16)	.16	(.46)	.42
Total from investment operations	.18	.32	.17	.51	(.10)	.77
Less distributions from: Net investment income	(.16)	(.32)	(.33)	(.35)	(.36)	(.35)
Net realized gains	(.01)	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.17)	(.37)	(.33)	(.35)	(.36)	(.38)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.00	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Total Return (%)[b]	2.07c**	3.59[c]	1.88[c]	5.70[c]	(1.07)	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	19	26	34	47	66
Ratio of expenses before expense reductions (including interest expense (%)[d]	1.93*	1.84	1.88	1.68	1.61	1.65
Ratio of expenses after expense reductions (including interest expense (%)[d]	1.83*	1.77	1.84	1.67	1.61	1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.48*	1.48	1.49	1.53	1.52	1.53
Ratio of net investment income (%)	3.72*	3.54	3.63	3.77	3.84	3.88
Portfolio turnover rate (%)	28**	19	28	31	24	22
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11
Income from investment operations: Net investment income	.17	.32	.33	.35	.36	.35
Net realized and unrealized gain (loss)	.01	.00***	(.16)	.16	(.46)	.42
Total from investment operations	.18	.32	.17	.51	(.10)	.77
Less distributions from: Net investment income	(.16)	(.32)	(.33)	(.35)	(.36)	(.35)
Net realized gains	(.01)	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.17)	(.37)	(.33)	(.35)	(.36)	(.38)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.00	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Total Return (%)[b]	2.07c**	3.59[c]	1.86[c]	5.72	(1.09)	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	22	24	25	24
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.87*	1.81	1.88	1.65	1.63	1.68
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.84*	1.78	1.85	1.65	1.63	1.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.49*	1.49	1.50	1.51	1.54	1.56
Ratio of net investment income (%)	3.71*	3.53	3.62	3.80	3.82	3.85
Portfolio turnover rate (%)	28**	19	28	31	24	22
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class S Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.05	$ 9.21	$ 9.05	$ 9.50	$ 9.12
Income from investment operations: Net investment income	.21	.41	.42	.44	.45	.44
Net realized and unrealized gain (loss)	.02	.00***	(.16)	.16	(.45)	.41
Total from investment operations	.23	.41	.26	.60	—	.85
Less distributions from: Net investment income	(.21)	(.41)	(.42)	(.44)	(.45)	(.44)
Net realized gains	(.01)	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.22)	(.46)	(.42)	(.44)	(.45)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.01	$ 9.00	$ 9.05	$ 9.21	$ 9.05	$ 9.50
Total Return (%)	2.57b**	4.59[b]	2.88	6.81	(.01)[b]	9.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,951	1,961	771	789	798	837
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.90*	.82	.86	.63	.65	.68
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.86*	.79	.86	.63	.64	.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	.51*	.50	.51	.49	.55	.56
Ratio of net investment income (%)	4.69*	4.52	4.61	4.82	4.81	4.85
Portfolio turnover rate (%)	28**	19	28	31	24	22
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.21	$ 9.05	$ 9.50	$ 9.33
Income from investment operations: Net investment income	.21	.41	.42	.45	.44	.31
Net realized and unrealized gain (loss)	.02	.00***	(.17)	.16	(.45)	.20
Total from investment operations	.23	.41	.25	.61	(.01)	.51
Less distributions from: Net investment income	(.21)	(.41)	(.42)	(.45)	(.44)	(.31)
Net realized gains	(.01)	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.22)	(.46)	(.42)	(.45)	(.44)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.00	$ 8.99	$ 9.04	$ 9.21	$ 9.05	$ 9.50
Total Return (%)	2.58**	4.62	2.82	6.86[c]	(.06)[c]	5.94**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4.45		.01	.001
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.84*	.78	.88	.66	.75	.66*
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.84*	.78	.88	.63	.63	.66*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.49*	.49	.53	.49	.54	.54*
Ratio of net investment income (%)	4.71*	4.53	4.59	4.81	4.82	4.74*
Portfolio turnover rate (%)	28**	19	28	31	24	22
[a] For the six months ended November 30, 2007 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices, as applicable, obtained from a broker-dealer. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2007 was approximately $348,676,000, with a weighted average interest rate of 3.88%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2006 through May 31, 2007, the Fund incurred approximately $5,396,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at November 30, 2007. Non-cash activity from discount and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,158,813,066 and $1,077,372,703, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the six months ended November 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.33% of the Fund's average daily net assets.

For the period from June 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.73%
Class B	1.48%
Class C	1.49%
Institutional Class	.50%

For Class S shares, for the period from June 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.50%.

Effective October 1, 2007 through September 30, 2008 for Class S shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expense, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 0.52%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2007, the Advisor received an Administration Fee of $1,898,025, of which $308,944 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 368,284	$ 183,613	$ 62,579
Class B	7,554	7,554	—
Class C	5,293	2,876	792
Class S	481,364	383,087	58,994
Institutional Class	391	—	109
	$ 862,886	$ 577,130	$ 122,474

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 62,738	$ 10,490
Class C	83,659	14,072
	$ 146,397	$ 24,562

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2007	Annualized Effective Rate
Class A	$ 2,156,822	$ —	$ 287,667.24%
Class B	20,537	627	2,893.25%
Class C	27,212	—	4,297.24%
	$ 2,204,571	$ 627	$ 294,857

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid to DWS-SDI in connection with the distribution of Class A shares for the six months ended November 30, 2007 aggregated $33,066.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2007, the CDSC for Class B and C shares aggregated $25,698 and $989, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2007, SDI received $20 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "report to shareholders" aggregated $17,251, of which $11,861 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2007, the custodian fee was reduced by $263 and $43,606, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2007		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,476,406	$ 22,179,501	6,354,432	$ 57,714,788
Class B	25,342	226,429	65,221	591,935
Class C	323,621	2,902,653	494,648	4,488,598
Class AARP*	—	—	307,088	2,773,392
Class S	12,790,346	114,111,522	7,734,371	70,611,518
Institutional Class	15,262	136,981	162,925	1,477,502
		$ 139,557,086		$ 137,657,733
Shares issued to shareholders in reinvestment of distributions
Class A	3,095,726	$ 27,702,012	6,742,319	$ 61,301,084
Class B	21,710	194,250	61,369	558,240
Class C	35,712	319,530	74,388	676,347
Class AARP*	—	—	374,916	3,355,516
Class S	3,097,397	27,752,555	6,130,080	55,876,234
Institutional Class	7,277	65,115	9,063	82,355
		$ 56,033,462		$ 121,849,776
Shares redeemed
Class A	(12,290,794)	$ (109,858,314)	(23,636,071)	$ (214,768,829)
Class B	(455,157)	(4,072,746)	(940,157)	(8,544,516)
Class C	(308,373)	(2,768,282)	(554,224)	(5,034,774)
Class AARP*	—	—	(2,313,040)	(20,841,378)
Class S	(17,255,197)	(154,530,415)	(26,701,728)	(242,939,168)
Institutional Class	(21,350)	(190,167)	(173,491)	(1,588,878)
		$ (271,419,924)		$ (493,717,543)
Shares converted*
Class S	—	$ —	145,539,546	$ 1,310,876,971
Class AARP	—	—	(145,519,980)	(1,310,876,971)
Redemption fees		$ 1,153		$ 6,885
Net increase (decrease)
Class A	(6,718,662)	$ (59,976,357)	(10,539,320)	$ (95,751,392)
Class B	(408,105)	(3,652,067)	(813,567)	(7,394,231)
Class C	50,960	454,001	14,812	130,171
Class AARP*	—	—	(147,151,016)	(1,325,589,441)
Class S	(1,367,454)	(12,665,729)	132,702,269	1,194,430,765
Institutional Class	1,189	11,929	(1,503)	(29,021)
		$ (75,828,223)		$ (234,203,149)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five- year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2006 and has underperformed its benchmark in the three-year and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008